UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Summit Midstream Partners, LP ("SMLP" or the “Partnership”) is filing this Current Report on Form 8-K to update certain items in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Annual Report"). On March 18, 2014, SMLP acquired all of the membership interests of Red Rock Gathering Company, LLC ("Red Rock Gathering") from Summit Midstream Partners Holdings, LLC ("SMP Holdings"), a wholly owned direct subsidiary of Summit Investments (the "Red Rock Drop Down"), and thereby acquired natural gas gathering and processing assets in the Piceance Basin in western Colorado and eastern Utah (the "Red Rock Gas Gathering system").
Prior to the Red Rock Drop Down, on October 23, 2012, Summit Investments acquired Red Rock Gathering and subsequently contributed it to SMP Holdings. As such, the Red Rock Drop Down was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the following items of the 2013 Annual Report are being retrospectively adjusted solely to reflect the Red Rock Drop Down and the Partnership's 100% interest in the financial results of Red Rock Gathering for the period from October 23, 2012 until December 31, 2013:

•	Item 1. Business;

•	Item 1A. Risk Factors;

•	Item 2. Properties;

•	Item 6. Selected Financial Data;

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk;

•	Item 8. Financial Statements and Supplementary Data;

•	Item 11. Executive Compensation;

•	Exhibit 12.1 Ratio of Earnings to Fixed Charges;

•	Exhibit 21.1 List of Subsidiaries; and

•	Exhibit 23.1 Consent of Deloitte & Touche LLP.
These items replace the same items filed in the Partnership’s 2013 Annual Report as filed with the Securities and Exchange Commission (the "SEC") on March 10, 2014. The information in this current report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2013 Annual Report. More current information is contained in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and the Partnership's other filings with the SEC.
Forward-Looking Statements. Investors are cautioned that certain statements contained in this current report on Form 8-K as well as in periodic press releases and certain oral statements made by our officials during our presentations are “forward-looking” statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described in the section entitled “Risk Factors,” attached hereto as Exhibit 99.2.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team.  All forward-looking statements in this current report on Form 8-K and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements in this paragraph.  These risks and uncertainties include, among others:

•	changes in general economic conditions;

•	fluctuations in crude oil, natural gas and natural gas liquids prices;

•	the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of our assets;

•	failure or delays by our customers in achieving expected production in their natural gas and crude oil projects;

•	competitive conditions in our industry and their impact on our ability to connect natural gas supplies to our gathering and processing assets or systems;

•
actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers, including the inability or failure of our shipper customers to meet their financial obligations under our gathering agreements;

•	our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition;

•	the ability to attract and retain key management personnel;

•	commercial bank and capital market conditions and the potential impact of changes or disruptions in the credit and/or capital markets;

•	changes in the availability and cost of capital, and the results of our financing efforts, including availability of funds in the credit and/or capital markets;

•	restrictions placed on us by the agreements governing our debt instruments;

•	the availability, terms and cost of downstream transportation and processing services;

•	operating hazards, natural disasters, accidents, weather-related delays, casualty losses and other matters beyond our control;

•	weather conditions and seasonal trends;

•
timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and rights-of-way and other factors that may impact our ability to complete projects within budget and on schedule;

•	the effects of existing and future laws and governmental regulations, including environmental and climate change requirements;

•	the effects of litigation; and

•	certain factors discussed elsewhere in this current report on Form 8-K.
Developments in any of these areas could cause actual results to differ materially from those anticipated or projected or cause a significant reduction in the market price of our common units and senior notes.
The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges
21.1	List of Subsidiaries
23.1	Consent of Deloitte & Touche LLP
99.1	Updated 2013 Annual Report on Form 10-K - Item 1. Business
99.2	Updated 2013 Annual Report on Form 10-K - Item 1A. Risk Factors
99.3	Updated 2013 Annual Report on Form 10-K - Item 2. Properties
99.4	Updated 2013 Annual Report on Form 10-K - Item 6. Selected Financial Data
99.5	Updated 2013 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.6	Updated 2013 Annual Report on Form 10-K - Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.7	Updated 2013 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data
99.8	Updated 2013 Annual Report on Form 10-K - Item 11. Executive Compensation
101.INS*	XBRL Instance Document (1)
101.SCH*	XBRL Taxonomy Extension Schema
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*	XBRL Taxonomy Extension Definition Linkbase
101.LAB*	XBRL Taxonomy Extension Label Linkbase
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase
____________________
* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended; are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended; and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials contained in this Current Report on Form 8-K formatted in XBRL: (i) Audited Consolidated Balance Sheets, (ii) Audited Consolidated Statements of Operations, (iii) Audited Consolidated Statements of Partners' Capital and Membership Interests, (iv) Audited Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: July 3, 2014	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges
21.1	List of Subsidiaries
23.1	Consent of Deloitte & Touche LLP
99.1	Updated 2013 Annual Report on Form 10-K - Item 1. Business
99.2	Updated 2013 Annual Report on Form 10-K - Item 1A. Risk Factors
99.3	Updated 2013 Annual Report on Form 10-K - Item 2. Properties
99.4	Updated 2013 Annual Report on Form 10-K - Item 6. Selected Financial Data
99.5	Updated 2013 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.6	Updated 2013 Annual Report on Form 10-K - Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.7	Updated 2013 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data
99.8	Updated 2013 Annual Report on Form 10-K - Item 11. Executive Compensation
101.INS*	XBRL Instance Document (1)
101.SCH*	XBRL Taxonomy Extension Schema
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*	XBRL Taxonomy Extension Definition Linkbase
101.LAB*	XBRL Taxonomy Extension Label Linkbase
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase